Exhibit 99.1

CBAK Energy Reports Second Quater and First Half 2025 Unaudited Financial Results

DALIAN, China, August 18, 2025 (GLOBE NEWSWIRE) -- CBAK Energy Technology, Inc. (NASDAQ: CBAT) (“CBAK Energy,” or the “Company”) a leading lithium-ion battery manufacturer and electric energy solution provider in China, today reported its unaudited financial results for the second quarter and the first half of 2025 ended June 30, 2025.

Second Quater of 2025 Financial Results

Net revenues1 were $40.52 million, down 15% from $47.79 million in the same period of 2024. The decline was largely attributable to our Dalian facilities, where most customers operate in the residential energy supply sector. These facilities are currently upgrading their product portfolio, shifting from Model 26650 to Model 40135. Customers who previously purchased Model 26650 are now in the process of testing and validating the new Model 40135, and we expect a gradual recovery once both existing and potential customers complete this validation. In addition, capacity for Model 32140 produced at our Phase I Nanjing facilities is fully booked. To meet growing demand, we are expanding Model 32140 capacity at our Phase II Nanjing facilities. Once Phase II operations commence by year-end, we anticipate a significant acceleration in growth from our Nanjing facilities.

Among these revenues, detailed revenues from our battery business are:

Battery Business	2024 Second Quater	2025 Second Quater	% Change YoY
Net Revenues ($)	35,598,124	21,090,137	-40.8
Gross Profits ($)	12,917,293	3,411,633	-73.6
Gross Margin	36.3%	16.2%	-
Net Income ($)	7,892,641	(2,071,334)	-126.2
Net Revenues from Battery Business on Applications ($)
Electric Vehicles	199,258	142,139	-28.7
Light Electric Vehicles	1,825,501	2,426,624	33
Residential Energy Supply & Uninterruptable supplies	33,573,365	18,521,374	-44.8
Total	47,793,045	40,524,333	-15.2

[1]	Net revenues consist of the Company’s self-operated battery business and Hitrans, which was acquired in 2021, an independently managed raw materials business.

Cost of revenues was $36.06 million, representing an increase of 2.84% from $35.07 million in the same period of 2024.

Gross profit was $4.46 million, representing a decrease of 64.95% from $12.73 million in the same period of 2024. Gross margin was 11%, compared to 26.6% in the same period of 2024.

Operating loss amounted to $3.53 million, compared to an operating income of $5.95 million in the same period of 2024.

Net loss attributable to shareholders of CBAK Energy was $3.07 million, compared to net income attributable to shareholders of CBAK Energy of $6.45 million in the same period of 2024.

Basic and diluted loss per share were both $0.03, compared to basic and diluted income per share of $0.07 in 2024.

First Half of 2025 Financial Results

Net revenues1 were $75.46 million, a 29.2% decrease from $106.62 million in the same period of 2024, reflecting the factors discussed above.

Among these revenues, detailed revenues from our battery business are:

Battery Business	2024 First Half	2025 First Half	% Change YoY
Net Revenues ($)	80,435,993	41,453,475	-48.5
Gross Profits ($)	31,375,815	8,131,735	-74.1
Gross Margin	39%	19.6%	-
Net Income ($)	19,575,070	(1,734,473)	-108.9
Net Revenues from Battery Business on Applications ($)
Electric Vehicles	679,439	679,646	0.03
Light Electric Vehicles	3,335,793	5,271,498	58
Residential Energy Supply & Uninterruptable supplies	76,420,761	35,502,331	-53.5
Total	106,615,477	75,463,234	-29.2

[1]	Net revenues consist of the Company’s self-operated battery business and Hitrans, which was acquired in 2021, an independently managed raw materials business.

Cost of revenues was $66.2 million, representing a decrease of 11.86% from $75.1 million in the same period of 2024.

Gross profit was $9.26 million, representing a decrease of 70.6% from $31.5 million in the same period of 2024. Gross margin was 12.28%, compared to 29.5% in the same period of 2024.

Operating loss amounted to $6.4 million, compared to an operating income of $16.2 million in the same period of 2024.

Net loss attributable to shareholders of CBAK Energy was $4.65 million, compared to net income attributable to shareholders of CBAK Energy of $16.3 million in the same period of 2024.

Basic and diluted loss per share were both $0.05, compared to basic and diluted income per share of $0.18 in 2024.

Zhiguang Hu, Chief Executive Officer of the Company, commented, “As noted in our Q1 earnings, this year marks a strategic transition in battery models at our key manufacturing base. Our Dalian facilities are scheduled to begin mass production of Model 40135 in September, with customers already testing and validating the product and providing highly positive feedback. We expect a gradual recovery at Dalian beginning in Q4. Meanwhile, the completion of Phase II expansion for Model 32140 at our Nanjing facilities has been postponed to Q4. At present, customers at Dalian are transitioning to Model 40135, while capacity at Nanjing is fully booked, necessitating further expansion to meet demand. Once Model 40135 enters mass production in Dalian and the additional Model 32140 capacity in Nanjing comes online by year-end, we anticipate a strong rebound in production and sales.”

Jiewei Li, Director and Chief Financial Officer, added, “The performance of our battery segment has historically been strong, but this year we are undergoing a strategic upgrade to our product portfolio—introducing Model 40135—while also facing significantly higher-than-expected demand for our most popular model, the Model 32140. As Mr. Hu noted, we are confident that our financial performance will experience a gradual and solid recovery in the near term. We are also close to finalizing agreements with several internationally renowned customers. Our customer base is highly global, including leading players such as top-five manufacturers in India’s two- and three-wheeler market, top-five companies in the portable power bank sector, and other major names in the energy storage industry. As always, we will try our best to seek customer consent and announce these names and agreements to ensure transparency for our shareholders. We are working hard to ensure our shareholders and investors that we are a fast-growing company with a solid customer structure and a strong commitment to future growth.”

Conference Call

CBAK Energy’s management will host an earnings conference call at 8:00 AM U.S. Eastern Time on Monday, August 18, 2025 (8:00 PM Beijing/Hong Kong Time on August 18, 2025).

For participants who wish to join our call online, please visit:

https://edge.media-server.com/mmc/p/f2mt5wdg

Participants who plan to ask questions during the call will need to register at least 15 minutes prior to the scheduled call start time using the link provided below. Upon registration, participants will receive the conference call access information, including dial-in numbers, a unique pin, and an email with detailed instructions.

Participant Online Registration:

https://register-conf.media-server.com/register/BI4c5379149ee143008b639d88955a3194

Once completing the registration, please dial-in at least 10 minutes before the scheduled start time of the conference call and enter the personal pin as instructed to connect to the call.

A replay of the conference call may be accessed within seven days after the conclusion of the live call at the following website: https://edge.media-server.com/mmc/p/f2mt5wdg

The earnings release and the link for the replay are available at ir.cbak.com.cn

About CBAK Energy

CBAK Energy Technology, Inc. (NASDAQ: CBAT) is a leading high-tech enterprise in China engaged in the development, manufacturing, and sales of new energy high power lithium and sodium batteries, as well as the production of raw materials for use in manufacturing high power lithium batteries. The applications of the Company’s products and solutions include electric vehicles, light electric vehicles, energy storage and other high-power applications. In January 2006, CBAK Energy became the first lithium battery manufacturer in China listed on the Nasdaq Stock Market. CBAK Energy has multiple operating subsidiaries in Dalian, Nanjing, Shaoxing and Shangqiu, as well as a large-scale R&D and production base in Dalian.

For more information, please visit ir.cbak.com.cn

Safe Harbor Statement

This press release contains “forward-looking statements” that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations and financial position, strategy and plans, and our expectations for future operations, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Our actual results may differ materially or perhaps significantly from those discussed herein, or implied by, these forward-looking statements.

Any forward-looking statements contained in this press release are only estimates or predictions of future events based on information currently available to our management and management’s current beliefs about the potential outcome of future events. Whether these future events will occur as management anticipates, whether we will achieve our business objectives, and whether our revenues, operating results, or financial condition will improve in future periods are subject to numerous risks. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including: significant legal and operational risks associated with having substantially all of our business operations in China, that the Chinese government may exercise significant oversight and discretion over the conduct of our business and may intervene in or influence our operations at any time, which could result in a material change in our operations and/or the value of our securities or could significantly limit or completely hinder our ability to offer or continue to offer securities to investors and could cause the value of such securities to significantly decline or be worthless, the effects of the global Covid-19 pandemic or other health epidemics, changes in domestic and foreign laws, regulations and taxes, the volatility of the securities markets; and other risks including, but not limited to, the ability of the Company to meet its contractual obligations, the uncertain markets for the Company’s products and business, macroeconomic, technological, regulatory, or other factors affecting the profitability of our products and solutions that we discussed or referred to in the Company’s disclosure documents filed with the U.S. Securities and Exchange Commission (the “SEC”) available on the SEC’s website at www.sec.gov, including the Company’s most recent Annual Report on Form 10-K as well as in our other reports filed or furnished from time to time with the SEC. You should read these factors and the other cautionary statements made in this press release. If one or more of these factors materialize, or if any underlying assumptions prove incorrect, our actual results, performance or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements. The forward-looking statements included in this press release are made as of the date of this press release and the Company undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law.

For further inquiries, please contact:

In China:

CBAK Energy Technology, Inc.
Investor Relations Department
Email: ir@cbak.com.cn

CBAK Energy Technology, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

As of December 31, 2024 and June 30, 2025

(Unaudited)

(In US$ except for number of shares)

	December 31, 2024	June 30, 2025
Assets
Current assets
Cash and cash equivalents	$6,724,360	$5,679,756
Pledged deposits	54,061,642	53,697,312
Term deposits	4,237,090	2,129,996
Trade and bills receivable, net	32,938,918	34,655,174
Inventories	22,851,027	37,443,143
Prepayments and other receivables	20,004,966	9,359,355
Receivables from former subsidiary	12,399	2,945
Income tax recoverable	566,458	480,234
Total current assets	141,396,860	143,447,915

Property, plant and equipment, net	85,486,829	83,891,222
Construction in progress	42,526,859	71,635,858
Long-term investments, net	2,246,494	2,323,089
Prepaid land use rights	11,075,973	12,226,229
Intangible assets, net	382,962	154,251
Deposit paid for acquisition of long-term investments	15,864,318	16,164,605
Operating lease right-of-use assets, net	3,237,849	3,251,097
Total assets	$302,218,144	$333,094,266

Liabilities
Current liabilities
Trade and bills payable	84,724,386	97,634,483
Short-term bank borrowings	26,087,350	33,885,284
Other short-term loans	335,715	336,391
Accrued expenses and other payables	58,285,635	65,324,756
Payable to a former subsidiary, net	419,849	414,046
Deferred government grants, current	556,214	566,742
Product warranty provisions	23,426	23,312
Operating lease liability, current	1,268,405	1,229,323
Total current liabilities	171,700,980	199,414,337

Long-term bank borrowings	-	4,871,716
Deferred government grants, non-current	7,580,255	10,269,732
Product warranty provisions	420,688	449,122
Operating lease liability, non-current	2,449,056	2,245,219
Total liabilities	182,150,979	217,250,126

Commitments and contingencies

Shareholders’ equity
Common stock $0.001 par value; 500,000,000 authorized; 90,083,396 issued and 89,939,190 outstanding as of December 31, 2024; and 90,099,500 issued and 88,867,313 outstanding as of June 30, 2025	90,083	90,099
Donated shares	14,101,689	14,101,689
Additional paid-in capital	247,842,445	247,892,318
Statutory reserves	1,230,511	3,042,602
Accumulated deficit	(122,605,730)	(129,070,018)
Accumulated other comprehensive loss	(14,919,345)	(12,542,048)
	125,739,653	123,514,642

Less: Treasury shares	(4,066,610)	(5,303,730)

Total shareholders’ equity	121,673,043	118,210,912
Non-controlling interests	(1,605,878)	(2,366,772)
Total equity	120,067,165	115,844,140

Total liabilities and shareholder’s equity	$302,218,144	$333,094,266

 BAK Energy Technology, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)

For the three and six months ended June 30, 2024 and 2025

(Unaudited)

(In US$ except for number of shares)

	Three months ended June 30,		Six months ended June 30,
	2024	2025	2024	2025
Net revenues	$47,793,045	$40,524,333	$106,615,477	$75,463,234
Cost of revenues	(35,065,019)	(36,061,924)	(75,106,404)	(66,199,091)
Gross profit	12,728,026	4,462,409	31,509,073	9,264,143
Operating expenses:
Research and development expenses	(2,955,509)	(3,613,478)	(5,771,027)	(6,637,439)
Sales and marketing expenses	(1,368,373)	(950,777)	(3,092,405)	(1,846,827)
General and administrative expenses	(3,129,994)	(3,350,859)	(7,222,521)	(7,154,996)
Allowance for expected credit loss, net	673,330	(75,871)	787,343	(17,476)
Total operating expenses	(6,780,546)	(7,990,985)	(15,298,610)	(15,656,738)
Operating income (loss)	5,947,480	(3,528,576)	16,210,463	(6,392,595)
Finance income (loss), net	688,721	(163,303)	698,384	(118,183)
Other income, net	141,975	352,951	509,413	1,065,743
Share of income (loss) of equity investee	88	(21,470)	(18,736)	33,655
Gain on disposal of equity investee	45,648	-	45,648	-
Income before income tax	6,823,912	(3,360,398)	17,445,172	(5,411,380)
Income tax expenses	(800,727)	-	(1,849,513)	-
Net income (loss)	6,023,185	(3,360,398)	15,595,659	(5,411,380)
Less: Net loss attributable to non-controlling interest	422,277	287,434	686,253	759,182
Net income (loss) attributable to CBAK Energy Technology, Inc.	$6,445,462	(3,072,964)	$16,281,912	$(4,652,198)

Net income (loss)	6,023,185	(3,360,398)	15,595,659	(5,411,380)
Other comprehensive loss
– Foreign currency translation adjustment	(829,769)	1,675,741	(2,735,817)	2,375,585
Comprehensive income (loss)	5,193,416	(1,684,657)	12,859,842	(3,035,795)
Less: Comprehensive loss attributable to non-controlling interest	423,171	318,078	697,394	760,894
Comprehensive income (loss) attributable to CBAK Energy Technology, Inc.	$5,616,587	$(1,366,579)	$13,557,236	$(2,274,901)

Income (loss) per share
– Basic	$0.07	$(0.03)	$0.18	$(0.05)
– Diluted	$0.07	$(0.03)	$0.18	$(0.05)

Weighted average number of shares of common stock:
– Basic	89,931,617	89,007,924	89,931,727	89,852,405
– Diluted	90,111,613	89,007,924	90,289,544	89,852,405